UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2021

InspireMD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35731	26-2123838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Menorat Hamaor St. Tel Aviv, Israel	6744832
(Address of principal executive offices)	(Zip Code)

(888) 776-6804

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	NSPR	NYSE American
Warrants, exercisable for one share of Common Stock	NSPR.WS	NYSE American
Series B Warrants, exercisable for one share of Common Stock	NSPR.WSB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in Item 8.01 below is hereby incorporated into this Item 3.02 by reference.

Item 8.01 Other Events.

On February 3, 2021, InspireMD, Inc. (the “Company”) entered into a Distribution Agreement with three China-based partners, pursuant to which the Chinese partners will be responsible for conducting the necessary registration trials for commercial approval of the Company’s products in China, followed by an eight-year exclusive distribution right to sell the Company’s products in China with the term of the agreement continuing on a year-to-year basis unless terminated. Under the Distribution Agreement, the China-based partners will be subject to minimum purchase obligations. The Distribution Agreement may be terminated for cause upon failure to meet minimum purchase obligations, failure to obtain regulatory approvals or for other material breaches.

Also on February 3, 2021, the Company entered into a Securities Purchase Agreement with one of the China-based partners, QIDI Asia Medical Limited, a Hong Kong limited company, pursuant to which the Company agreed to issue and sell 1,341,682 shares of the Company’s common stock, par value $0.0001 per share, at a purchase price of $0.6708 per share, and for an aggregate purchase price of $900,000. These securities will be issued in reliance upon the exemption from the registration requirements set forth in Regulation S under the Securities Act of 1933, as amended.

The transactions are expected to close this month.

The disclosure within this Current Report on Form 8-K is being made pursuant to and in accordance with Rule 135c under the Securities Act of 1933, as amended. As required by Rule 135c, this report does not constitute an offer to sell or the solicitation of an offer to buy securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InspireMD, Inc.

Date: February 3, 2021	By:	/s/ Craig Shore
	Name:	Craig Shore
	Title:	Chief Financial Officer